EXHIBIT 99.1

Accrued Interest Date:                                 Collection Period Ending:
26-Jan-04                                                             31-Jan-04

Distribution Date:            BMW VEHICLE OWNER TRUST 2003-A           Period #
                              ------------------------------
25-Feb-04                                                               10

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
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Balances
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                                                                              Initial        Period End
     Receivables                                                       $1,643,640,298    $1,088,887,774
     Reserve Account                                                      $12,327,302       $19,055,536
     Yield Supplement Overcollateralization                                $9,034,825        $6,138,316
     Class A-1 Notes                                                     $380,000,000                $0
     Class A-2 Notes                                                     $455,000,000      $283,143,985
     Class A-3 Notes                                                     $470,000,000      $470,000,000
     Class A-4 Notes                                                     $296,913,000      $296,913,000
     Class B Notes                                                        $32,692,000       $32,692,000

Current Collection Period
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     Beginning Receivables Outstanding                                 $1,138,057,715
     Calculation of Total Distribution Amount
        Regular Principal Distributable Amount
           Receipts of Scheduled Principal                                $27,373,966
           Receipts of Pre-Paid Principal                                 $20,701,610
           Liquidation Proceeds                                              $727,933
           Principal Balance Allocable to Gross Charge-offs                  $366,433
        Total Receipts of Principal                                       $49,169,942

        Interest Distribution Amount
           Receipts of Interest                                            $5,282,183
           Servicer Advances                                                       $0
           Reimbursement of Previous Servicer Advances                      ($191,441)
           Accrued Interest on Purchased Receivables                               $0
           Recoveries                                                         $43,741
           Net Investment Earnings                                             $9,855
        Total Receipts of Interest                                         $5,144,338

        Release from Reserve Account                                               $0

     Total Distribution Amount                                            $53,947,847

     Ending Receivables Outstanding                                    $1,088,887,774

Servicer Advance Amounts
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     Beginning Period Unreimbursed Previous Servicer Advance                 $806,990
     Current Period Servicer Advance                                               $0
     Current Reimbursement of Previous Servicer Advance                     ($191,441)
     Ending Period Unreimbursed Previous Servicer Advances                   $615,549

Collection Account
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     Deposits to Collection Account                                       $53,947,847
     Withdrawals from Collection Account
        Servicing Fees                                                       $948,381
        Class A Noteholder Interest Distribution                           $1,787,051
        First Priority Principal Distribution                                      $0
        Class B Noteholder Interest Distribution                              $79,823
        Regular Principal Distribution                                    $48,905,180
        Reserve Account Deposit                                                    $0
        Unpaid Trustee Fees                                                        $0
        Excess Funds Released to Depositor                                 $2,227,411
     Total Distributions from Collection Account                          $53,947,847



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Excess Funds Released to the Depositor
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        Release from Reserve Account                                         $860,474
        Release from Collection Account                                    $2,227,411
     Total Excess Funds Released to the Depositor                          $3,087,885

Note Distribution Account
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     Amount Deposited from the Collection Account                         $50,772,054
     Amount Deposited from the Reserve Account                                     $0
     Amount Paid to Noteholders                                           $50,772,054

Distributions
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     Monthly Principal Distributable Amount                           Current Payment    Ending Balance Per $1,000        Factor
     Class A-1 Notes                                                               $0                $0      $0.00         0.00%
     Class A-2 Notes                                                      $48,905,180      $283,143,985    $107.48        62.23%
     Class A-3 Notes                                                               $0      $470,000,000      $0.00       100.00%
     Class A-4 Notes                                                               $0      $296,913,000      $0.00       100.00%
     Class B Notes                                                                 $0       $32,692,000      $0.00       100.00%

     Interest Distributable Amount                                    Current Payment        Per $1,000
     Class A-1 Notes                                                               $0             $0.00
     Class A-2 Notes                                                         $401,226             $0.88
     Class A-3 Notes                                                         $759,833             $1.62
     Class A-4 Notes                                                         $625,992             $2.11
     Class B Notes                                                            $79,823             $2.44



Carryover Shortfalls
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                                                                Prior Period Carryover  Current Payment    Per $1,000
     Class A-1 Interest Carryover Shortfall                                        $0                $0         $0
     Class A-2 Interest Carryover Shortfall                                        $0                $0         $0
     Class A-3 Interest Carryover Shortfall                                        $0                $0         $0
     Class A-4 Interest Carryover Shortfall                                        $0                $0         $0
     Class B Interest Carryover Shortfall                                          $0                $0         $0


Receivables Data
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                                                                     Beginning Period     Ending Period
     Number of Contracts                                                       58,102            58,102
     Weighted Average Remaining Term                                            43.69             43.69
     Weighted Average Annual Percentage Rate                                    5.31%             5.31%

     Delinquencies Aging Profile End of Period                          Dollar Amount        Percentage
        Current                                                          $985,653,904            90.52%
        1-29 days                                                         $86,238,524             7.92%
        30-59 days                                                        $12,961,376             1.19%
        60-89 days                                                         $2,347,369             0.22%
        90-119 days                                                          $777,436             0.07%
        120-149 days                                                         $909,165             0.08%
        Total                                                          $1,088,887,774           100.00%
        Delinquent Receivables +30 days past due                          $16,995,346             1.56%


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     Write-offs
        Gross Principal Write-Offs for Current Period                        $366,433
        Recoveries for Current Period                                         $43,741
        Net Write-Offs for Current Period                                    $322,692

        Cumulative Realized Losses                                         $2,444,667


     Repossessions                                                      Dollar Amount      Units
        Beginning Period Repossessed Receivables Balance                   $2,247,284         85
        Ending Period Repossessed Receivables Balance                      $2,176,733         90
        Principal Balance of 90+ Day Repossessed Vehicles                    $193,316         10



Yield Supplement Overcollateralization
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     Beginning Period Required Amount                                      $6,403,077
     Beginning Period Amount                                               $6,403,077
     Ending Period Required Amount                                         $6,138,316
     Current Period Release                                                  $264,761
     Ending Period Amount                                                  $6,138,316
     Next Distribution Date Required Amount                                $5,879,195

Reserve Account
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     Beginning Period Required Amount                                     $19,916,010
     Beginning Period Amount                                              $19,916,010
     Net Investment Earnings                                                   $9,855
     Current Period Deposit                                                        $0
     Current Period Release to Collection Account                                  $0
     Current Period Release to Depositor                                     $860,474
     Ending Period Required Amount                                        $19,055,536
     Ending Period Amount                                                 $19,055,536
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